                                    AMENDMENT
                                       AND
                              LIMITED WAIVER NO. 2

     This AMENDMENT AND LIMITED WAIVER NO.2, dated as of November 18, 2005 (this "Agreement"), among (a) POLYMEDICA CORPORATION, a Massachusetts corporation (the "Borrower"), (b) the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided in the recitals and in Article I below) who are signatories to this Agreement, and (c) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the lenders from time to time party thereto (collectively, the "Lenders"), the Administrative Agent and the other Initial Agents have entered into a Credit Agreement dated as of April 12, 2005, and Credit Agreement Supplement and Amendment thereto dated as of May 24, 2005 (as so amended and supplemented, the "Credit Agreement");

     WHEREAS, the Borrower has failed to cause its newly acquired subsidiary National Diabetic Pharmacies, LLC, a Virginia limited liability company (the "Newly Acquired Subsidiary") to execute and deliver a Joinder Agreement and to take such other actions as may be required pursuant to Section 6.12, 6.13 and
6.14 of the Credit Agreement, within the thirty (30) day time period specified in Sections 6.12 and 6.13 of the Credit Agreement;

     WHEREAS, the Borrower has requested that the Required Lenders agree to (a) amend the Credit Agreement as hereinafter set forth to provide for (i) a revised amount of permitted Equity Interest repurchases, and (ii) two additional permitted Interest Periods, and (b) waive for a limited period the thirty (30) day requirement set forth in Sections 6.12 and 6.13 of the Credit Agreement regarding delivery of the supporting documentation for the Newly Acquired Subsidiary;

     WHEREAS, the Lenders signatory to this Agreement are, on the terms and conditions stated below, willing to grant the requests of the Borrower;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party to this Agreement agrees as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 DEFINITIONS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Consent" means a Consent to this Agreement in the form of Exhibit A hereto.

     "Second Amendment Effective Date" means the date on which the conditions precedent to the effectiveness of this Agreement as specified in Article IV herein have been satisfied.

     "Initial Agents" means, collectively, the agents party to the Credit Agreement on the Closing Date: (a) Bank of America, N.A., as Administrative Agent, (b) Banc of America Securities LLC and Wachovia Capital Markets, LLC, as Joint Lead Arrangers, (c) Wachovia Bank, National Association, as Syndication Agent, and (d) Citizens Bank of Massachusetts, as Documentation Agent.

     "Responsible Officer's Certificate" means a certificate of a Responsible Officer of the Borrower in the form of Exhibit B hereto.

     1.02 OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     1.03 OTHER INTERPRETIVE PROVISIONS. The rules of construction in Sections
1.02 to 1.06 of the Credit Agreement shall be equally applicable to this Agreement.

                                   ARTICLE II
                                   AMENDMENTS

     Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

     2.01 RESTRICTED PAYMENTS. Section 7.06 of the Credit Agreement is amended by replacing subsection (e) thereof as follows:

          "(e) the Borrower may purchase, redeem or otherwise acquire for cash, Equity Interests issued by it not to exceed $100 million in the aggregate during the time period beginning on the Second Amendment Effective Date and continuing through the term of this Agreement; provided after giving effect to any and all additional purchases, redemptions or acquisitions, on a Pro Forma Basis, no Default shall exist."

     2.02 INTEREST PERIODS. Section 2.02 of the Credit Agreement is amended by replacing subsection (e) thereof as follows:

          "(e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than seven Interest Periods in effect with respect to Loans."

                                  ARTICLE III
                                 LIMITED WAIVER

     3.01 LIMITED WAIVER. Effective as of the Second Amendment Effective Date, the undersigned, solely with respect to the deliveries and other actions required under (a) Sections 6.12, 6.13 and 6.14 of the Credit Agreement (including any provisions referred to therein) and



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                                 Amendment and
                              Limited Waiver No. 2

(b) the Collateral Documents, waive any Default or Event of Default arising from the Borrower's and any Subsidiary's non-compliance with such provisions in connection with the Acquisition of the Newly Acquired Subsidiary through November 29, 2005, provided that on or prior to such date, the Borrower takes all actions and makes all deliveries required under the aforementioned provisions of the Credit Agreement in accordance with such provisions.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     4.01 CONDITIONS OF EFFECTIVENESS. This Agreement is subject to the provisions of Section 10.01 of the Credit Agreement, and shall become effective when, and only when, each of the following conditions shall have been satisfied:

          (a) the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower and the Required Lenders;

          (b) the Administrative Agent shall have received counterparts of the Consent executed by each Guarantor;

          (c) the Administrative Agent shall have received a Responsible Officer's Certificate executed by a Responsible Officer of the Borrower; and

          (d) the representations and warranties of the Loan Parties contained in Section 5.04 hereof shall be true and correct in all material respects.

                                   ARTICLE V
                                  MISCELLANEOUS

     5.01 LOAN DOCUMENT. On the Second Amendment Effective Date, this Agreement and the Consent become "Loan Documents", as defined in the Credit Agreement, and this Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     5.02 EFFECT OF AGREEMENT. (a) The Credit Agreement, as specifically amended by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     5.03 COSTS AND EXPENSES. On the Second Amendment Effective Date, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, changes




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                                 Amendment and
                              Limited Waiver No. 2
and disbursements of McGuireWoods LLP, as special counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Credit Agreement, in each case, which are invoiced to the Borrower on or prior to the Second Amendment Effective Date.

     5.04 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Agreement, the Borrower, hereby represents and warrants that on and as of the Second Amendment Effective Date:

          (a) the execution and delivery by the Borrower of this Agreement and the performance by the Borrower of this Agreement, the Credit Agreement, as amended by this Agreement, have been duly authorized by all necessary corporate or other organizational action of the Borrower, and do not and will not: (A) contravene the terms of the Borrower's Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under
     (1) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or properties of the Borrower or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (C) violate any Law to which the Borrower or its property is subject;

          (b) this Agreement and the Credit Agreement as amended by this Agreement delivered hereunder constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

          (c) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

          (d) no Default or Event of Default exists.

     5.05 SECTION CAPTIONS. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

     5.06 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopier or by other electronic means shall be effective as manual delivery of an executed counterpart hereof.

     5.07 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



                            [Signature Pages Follow]



                                       4
                                 Amendment and
                              Limited Waiver No. 2

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                            POLYMEDICA CORPORATION

                                             By: /s/ Keith W. Jones
                                                 -------------------------------

                                             Name: Keith W. Jones
                                                   -----------------------------

                                             Title: Chief Financial Officer
                                                    ----------------------------





                                 Signature Page
                                 Amendment and
                              Limited Waiver No. 2

                                            BANK OF AMERICA, N.A., as
                                            Administrative Agent

                                             By: /s/ Kristine Thennes
                                                 -------------------------------

                                             Name: Kristine Thennes
                                                   -----------------------------

                                             Title: Vice President
                                                    ----------------------------









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                                  Amendment and
                              Limited Waiver No. 2

                                       BANK OF AMERICA, N.A., as a Lender, L/C
                                       Issuer and Swing Line Lender

                                        By: /s/ Elizabeth L. Knox
                                            ------------------------------------

                                        Name:  Elizabeth L. Knox
                                              ----------------------------------

                                         Title: Senior Vice President
                                                --------------------------------









                                 Signature Page
                                  Amendment and
                              Limited Waiver No. 2

                                       WACHOVIA BANK, NATIONAL
                                       ASSOCIATION, as a Lender

                                       By: /s/ Scott Santa Cruz
                                           -------------------------------------

                                       Name: Scott Santa Cruz
                                             -----------------------------------

                                       Title: Director
                                              ----------------------------------





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                                  Amendment and
                              Limited Waiver No. 2

                                       CITIZENS BANK OF MASSACHUSETTS, as a
                                       Lender

                                       By: /s/ William F. Granchelli
                                           -------------------------------------

                                       Name: William F. Granchelli
                                             -----------------------------------

                                       Title: Senior Vice President
                                              ----------------------------------



                                 Signature Page
                                  Amendment and
                              Limited Waiver No. 2

                                        CIBC INC., as a Lender


                                        By: /s/ George Knight
                                            ------------------------------------

                                        Name: George Knight
                                              ----------------------------------

                                        Title:
                                               ---------------------------------





                                 Signature Page
                                  Amendment and
                              Limited Waiver No. 2

                                       SUNTRUST BANK, as a Lender


                                       By: /s/ William D. Priester
                                           -------------------------------------

                                       Name: William D. Priester
                                             -----------------------------------

                                       Title: Director
                                              ----------------------------------






                                 Signature Page
                                  Amendment and
                              Limited Waiver No. 2

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as a Lender


                                        By: /s/ Lana Gifas
                                            ------------------------------------

                                        Name: Lana Gifas
                                              ----------------------------------

                                        Title: Vice President
                                               ---------------------------------



                                        By: /s/ Evelyn Thierry
                                            ------------------------------------

                                        Name: Evelyn Thierry
                                              ----------------------------------

                                        Title: Vice President
                                               ---------------------------------






                                 Signature Page
                                  Amendment and
                              Limited Waiver No. 2

                                       UBS LOAN FINANCE LLC, as a Lender


                                       By: /s/ Joselin Fernandes
                                           ------------------------------------

                                       Name: Joselin Fernandes
                                             ----------------------------------

                                       Title: Associate Director
                                              Banking Products Services, US
                                              ---------------------------------




                                       By: /s/ Doris Mesa
                                           ------------------------------------

                                       Name: Doris Mesa
                                             ----------------------------------

                                       Title: Associate Director
                                              Banking Products Services, US
                                              ---------------------------------








                                 Signature Page
                                  Amendment and
                              Limited Waiver No. 2

                                   EXHIBIT A
                                       to
                                 Amendment and
                              Limited Waiver No. 2



                                     CONSENT


      This CONSENT, dated as of November 29, 2005 (this "Consent"), to the Agreement referred to below is delivered by each of the undersigned (each a "Guarantor").

                              W I T N E S S E T H:

      WHEREAS, in connection with the transactions contemplated by the Credit Agreement, dated as of April 12, 2005 (as amended and supplemented on May 24, 2005 and further amended by that certain Amendment and Limited Waiver No. 2, dated as of the date hereof (the "Agreement"), as so amended, the "Credit Agreement"), among PolyMedica Corporation, a Massachusetts corporation, (the "Borrower"), the banks, financial institutions and other institutional lenders from time to time parties thereto (collectively, the "Lenders") and Bank of America, N.A., as administrative agent (in such capacity the "Administrative Agent") for the Lenders, each Guarantor has executed and delivered to the Administrative Agent and the Lenders that certain Subsidiary Guaranty, dated as of April 12, 2005 (the "Subsidiary Guaranty"; capitalized terms not otherwise defined herein to have the meanings provided in the Agreement and in the Credit Agreement);

      WHEREAS, it is a condition of effectiveness of the Agreement that each Guarantor deliver to the Administrative Agent and the Lenders an executed counterpart of this Consent;

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees, as follows:

1. each Guarantor consents and agrees to the terms of (a) the Agreement and (b) the Credit Agreement, as amended by the Agreement;

2. each Guarantor confirms and agrees that notwithstanding the effectiveness of the Agreement, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the Agreement, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by the Agreement; and

3. each Guarantor confirms that the Collateral Documents to which Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (in each case, as defined the Credit Agreement and the other Loan Documents, as amended by the Agreement).


                                 Signature Page
                                 Form of Consent

      IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                        POLYMEDICA HOLDINGS, INC.
                        LIBERTY LANE DEVELOPMENT COMPANY, INC.
                        LIBERTY MEDICAL SUPPLY, INC.
                        LIBERTY LANE CONDOMINIUM ASSOCIATION, INC.
                        LIBERTY HEALTHCARE GROUP, INC.

                        By:    /s/ Stephen C. Farrell
                               ---------------------------
                        Name:  Stephen C. Farrell
                        Title: President


                        LIBERTY MEDICAL SUPPLY, LLC
                        LIBERTY HOME PHARMACY, LLC


                        By:    /s/ Shannon Cloutier
                               ---------------------------
                        Name:  Shannon Cloutier
                        Title: President


                        LIBERTY HOME PHARMACY CORPORATION
                        LIBERTY THERAPEUTIC SHOE CORPORATION
                        LIBERTY MARKETPLACE, INC.
                        LIBERTY COMMERCIAL HEALTH SERVICES, INC.
                        LIBERTY VALUE PHARMACY, INC.
                        LIBERTY DIRECT SERVICES CORPORATION
                        LIBERTY MEDICAL SUPPLY PHARMACY, INC.

                        By:    /s/ Robert N. Mark
                               ---------------------------
                        Name:  Robert N. Mark
                        Title: President


                                 Signature Page
                                 Form of Consent

                                                                       EXHIBIT B
                                                                              to
                                                                   Amendment and
                                                            Limited Waiver No. 2


                        RESPONSIBLE OFFICER'S CERTIFICATE

                             POLYMEDICA CORPORATION

     The undersigned duly appointed and acting Responsible Officer of Polymedica Corporation, a Massachusetts corporation (the "Borrower"), in connection with Amendment and Limited Waiver No. 2, dated as of, November 28, 2005 (the "Agreement"), amending and waiving certain provisions of the Credit Agreement dated as of April 12, 2005 (as so amended and supplemented on May 24, 2005 and further amended by the Agreement, the "Credit Agreement"; capitalized terms used herein without definition, having the respective meanings therein provided), among the Borrower, the banks, financial institutions and other institutional lenders from time to time parties thereto (collectively, the "Lenders"), and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and the other Loan Documents, DO HEREBY CERTIFY, as follows:

          (i) the representations and warranties of the Borrower made in this Certificate and in the Loan Documents immediately after giving effect to the amendments and waiver contemplated by the Agreement on the date hereof, are true and correct in all material respects on and as of the date hereof (other than any such representations or warranties that, by their terms, refer to a date other than the date of this Certificate); and

          (ii) no event has occurred and is continuing that constitutes a Default.







                  [Remainder of this page intentionally blank]

          IN WITNESS WHEREOF, the undersigned has executed this Responsible Officer's Certificate this 28th day of November, 2005.



                                            POLYMEDICA CORPORATION

                                            By: /s/ Keith W. Jones

                                            Name: Keith W. Jones

                                            Title: Chief Financial Officer






                                 Signature Page
                    Form of Responsible Officer's Certificate